UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

AMENDMENT NO. 1
TO

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 1, 2008

Collexis Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

001-33495 (Commission File Number)	20-0987069 (IRS Employer Identification No.)

1201 Main Street, Suite 980, Columbia, SC (Address of principal executive offices)	29201 (Zip Code)

(803) 727-1113
(Registrant’s telephone number, including area code)

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The following financial statements are attached hereto as Exhibit 99.1:

Audited Financial Statements of Lawriter LLC

Unaudited Financial Statements of Lawriter LLC

(b)	Pro Forma Financial Information.

The following unaudited pro forma financial statements, giving effect to the acquisition of Lawriter LLC by Collexis Holdings, Inc. and presented in accordance with Article 11 of Regulation S-X, are attached hereto as Exhibit 99.2:

(d)	Exhibits.

Exhibit No.	Exhibit

23.1	Consent of Derrick, Stubbs & Stith, LLP.

99.1
Audited financial statements of Lawriter LLC for the years ended December 31, 2006 and December 31, 2005 and unaudited financial statements of Lawriter LLC for the nine months ended September 30, 2007 and September 30, 2006.

99.2	Pro forma financial information giving effect to the acquisition of Lawriter LLC by Collexis Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLEXIS HOLDINGS, INC.

Dated: February 14, 2008	By:	/s/ William D. Kirkland
William D. Kirkland Chief Executive Officer Chief Financial Officer